Supplement Dated August 29, 2022
To The Initial Summary Prospectuses Dated April 25, 2022 For

ELITE ACCESS II®, JACKSON ADVANTAGE®, PERSPECTIVE II®, and
RETIREMENT LATITUDES® FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES, and
ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This supplement updates the above-referenced initial summary prospectuses. Please read and keep it together with your initial summary prospectus for future reference. To obtain an additional copy of an initial summary prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

➢    Effective August 29, 2022, in the section titled “APPENDIX A (Funds Available Under the Contract)”, the expense information and respective footnotes for the JNL/WMC Government Money Market Fund are revised as follows:

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) * The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
	JNL/WMC Government Money Market Fund
Domestic/Global Fixed-Income	(Wellington Management Company LLP)	1.36%[5]	0%	0.60%	0.30%

5	Reflects expenses estimated for the current fiscal year.
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(To be used with JMV23537ISP 04/22, JMV21086ISP 04/22, JMV23538ISP 04/22, JMV21451ISP 04/22, and JMV21452ISP 04/22)

JFV101507 08/22